SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)   October 22, 1997
                                                        ----------------
                            Scotsman Industries, Inc.
             -------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                   Delaware
                  ----------------------------------------
               (State or other jurisdiction of incorporation)

           0-10182                                36-3635892
   ------------------------            ---------------------------------
   (Commission File Number)            (IRS Employer Identification No.)

        820 Forest Edge Drive, Vernon Hills, Illinois      60061-3112
   ---------------------------------------------------------------------
        (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code (847) 215-4600
                                                         --------------


       775 Corporate Woods Parkway, Vernon Hills, Illinois 60061-3112
        --------------------------------------------------------------
        (Former name or former address, if changed since last report)


                     Exhibit Index is located on page 4.

Item 5.   Other Events

             The information contained in the registrant's October 22, 1997 press release, reporting its results for the third quarter ended September 28, 1997 and the filing of a registration statement for a proposed offering of $100 million of 10-year notes and a proposed secondary offering of approximately 1.6 million shares of common stock of the registrant held by affiliates of Onex Corporation, a copy of which is filed as Exhibit 99 to this report, is incorporated by reference herein.

   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits:

             Exhibit 99     October 22, 1997 Press Release

                                  SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Scotsman Industries, Inc.
                                      Registrant


   Dated: November 4, 1997            By:  /s/ Donald D. Holmes
                                          -------------------------
                                           Donald D. Holmes
                                           Vice President - Finance

                                EXHIBIT INDEX

   Number              Description                        Page Number
   -------             -----------                        -----------

   Exhibit 99          October 22, 1997 Press Release           5